Intangible assets, net (Tables)	12 Months Ended
Mar. 31, 2020
Intangible Assets Net Excluding Goodwill [Abstract]
Schedule of intangible assets, net

	As of March 31,
	2019	2020
	(Amounts in thousands of RMB)

Exclusive cooperation rights(1)	103,000	103,000
Accounts in social media platforms	4,080	4,080
Trademarks and software	585	802
Total	107,665	107,882
Accumulated amortization:
Exclusive cooperation rights	(1,717)	(22,317)
Accounts in social media platforms	(1,360)	(2,380)
Trademarks and software	(131)	(618)
Total	(3,208)	(25,315)
Intangible assets, net	104,457	82,567
(1)

Represents exclusive cooperation rights with Yi Zhang primarily in online sales of women apparel products that has a contractual period of the later of five years after the completion of the IPO or when Yi Zhang’s beneficial interest in the Company falls below 5%. See Note 15 below for details.